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                                                                    EXHIBIT 4.19

                           FIFTH WAIVER AND AMENDMENT

     FIFTH WAIVER AND AMENDMENT (this "Waiver"), dated as of June 30, 1998, among American Pad & Paper Company ("Holdings"), WR Acquisition, Inc. ("WR Acquisition"), American Pad & Paper Company of Delaware, Inc. (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), Bank of Tokyo-Mitsubishi Trust Company, Bank One Texas, N.A., The Bank of Nova Scotia and The First National Bank of Boston, as Co-Agents (the "Co-Agents"), and Bankers Trust Company, as Agent (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

                                  WITNESSETH:

     WHEREAS, Holdings, WR Acquisition, the Borrower, the Banks, the Co-Agents and the Agent are party to a Credit Agreement, dated as of July 8, 1996 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement"); and

     WHEREAS, the Borrower has requested that the Banks provide the Waiver provided for herein and the Banks have agreed to provide such Waiver on the terms and conditions set forth herein;

     NOW, THEREFORE, it is agreed:

          1. Effective from and including June 30, 1998 through and including July 31, 1998 (the "Waiver Termination Date"), the Banks hereby waive compliance with the provisions of Section 8.10, Section 8.11 and Section
     8.12 of the Credit Agreement. This Waiver shall be effective only for the period from June 30, 1998 to and including the Waiver Termination Date (the "Waiver Period") and shall be of no force or effect at any other time.

          2. In order to induce the Banks to enter into this Waiver, the Borrower agrees that at all times from the Waiver Effective Date to and including the Waiver Termination Date, the sum of (i) the aggregate outstanding principal amount of Revolving Loans and Swingline Loans and
     (ii) the Letter of Credit Outstandings under the Credit Agreement shall not exceed $300,000,000.

          3. In order to induce the Banks to enter into this Waiver, each of Holdings, WR Acquisition and the Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Waiver Effective Date (as defined below) after giving effect to this Waiver and (ii) on the Waiver Effective Date, both before and after giving effect to this Waiver, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

          4. This Waiver shall become effective on the date (the "Waiver Effective Date") when the Required Banks, Holdings, WR Acquisition and the Borrower shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office.

          5. This Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          6. This Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          7. At all times during the Waiver Period, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement after giving effect to this Waiver.
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          8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES
     HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                    *  *  *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Waiver to be duly executed and delivered as of the date hereof.

                                            AMERICAN PAD & PAPER COMPANY

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                                            WR ACQUISITION, INC.

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                                            AMERICAN PAD & PAPER COMPANY OF
                                            DELAWARE, INC.

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                                            BANKERS TRUST COMPANY, individually
                                            and as Agent

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

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                                            ABN AMRO BANK

                                            By:             /s/
                                                --------------------------------
                                              Name:
                                              Title:

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                                            BANKBOSTON, N.A.

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                                            BANK LEUMI TRUST CO. OF NEW YORK

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                                            THE BANK OF NEW YORK

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                                            THE BANK OF NOVA SCOTIA

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                                            BANK OF SCOTLAND

                                            By:             /s/
                                                --------------------------------
                                              Name:
                                              Title:

                                            BANK OF TOKYO-MITSUBISHI TRUST
                                            COMPANY

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                                            BANK ONE TEXAS

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                                            BANK POLSKA KASA OPIEKI, S.A.

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

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                                            BANQUE PARIBAS

                                            By:             /s/
                                                --------------------------------
                                              Name:
                                              Title:

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                                            CHRISTIANIA BANK OG KREDITKASSE, NEW
                                            YORK BRANCH

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                                            CIBC INC.

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                                            GUARANTY FEDERAL BANK, F.S.B.

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

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                                            HIGHLAND CAPITAL MANAGEMENT, INC.

                                            By:             /s/
                                                --------------------------------
                                              Name:
                                              Title:

                                            THE LONG-TERM CREDIT BANK OF JAPAN,
                                            LIMITED, NEW YORK BRANCH

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                                            SANWA BUSINESS CREDIT
                                            CORPORATION

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

                                            SOCIETE GENERALE

                                            By:            /s/
                                              ----------------------------------
                                              Name:
                                              Title:

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